Second Quarter 2023 Earnings Conference Call August 7, 2023 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements.

3 Overview Solid quarter with strong earnings $95 million returned to shareholders to date1 Continue to execute on strategic initiatives Improving safety and reliability is fundamental Tyler Refinery, Tyler, TX 1 - Through August 7, 2023

4 Total Refining Throughput 2Q vs 1Q 2023 (MBPD) 2Q23 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $13.87 $6.06 $11.55 $6.21 268.5 42.4 -3.7 -10.4 -1.3 295.5 1Q23 Tyler El Dorado Big Spring Krotz Springs 2Q23

5 Second Quarter Highlights $ in Millions (except per share) Net Loss $(8) Adjusted Net Income $65 Adjusted Net Income per share $1.00 Adjusted EBITDA $259 Cash from operations $95

6 Adjusted EBITDA 2Q vs 1Q 2023 ($MM) 2Q23 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $201.1 $90.9 $15.0 $(47.6) $284.6 $(29.1) $(0.5) $8.6 $(4.2) $259.4 1Q23 Refining Logistics Retail Corporate 2Q23

7 Second Quarter Consolidated Cash Flow ($MM) *includes cash and cash equivalents $865.0 $95.1 $(57.8) $(80.7) $821.6 3/31/2023 Cash Balance* Operating Activities Investing Activities Financing Activities 6/30/2023 Cash Balance*

8 Capital Expenditures $'s in Millions 2023 Forecast 2023 YTD 2Q23 Actual Refining $ 202 $ 177 $ 30 Logistics 81 55 19 Retail 31 8 5 Corporate/Other 36 13 7 Delek Total $ 350 $ 253 $ 61 Capital Expenditure Allocation 2% 76% 22% 10% 67% 22% Regulatory Sustaining Growth 2023 YTD 2023 Forecast

9 Net Debt $'s in Millions June 30, 2023 Mar 30, 2023 Dec 31, 2022 Consolidated long-term debt - current portion $ 50 $ 50 $ 75 Consolidated long-term debt - non-current portion 2,761 2,725 2,979 Consolidated total long-term debt 2,811 2,775 3,054 Less: Cash and cash equivalents 822 865 841 Consolidated net debt 1,989 1,910 2,213 Less: Delek Logistics net debt 1,736 1,697 1,654 Delek US, excluding DKL net debt $ 253 $ 213 $ 559

10 Third Quarter 2023 Forecast $'s in Millions Low High Operating Expenses $210 $220 General and Administrative Expenses $65 $70 Depreciation and Amortization $85 $90 Net Interest Expense $80 $85 Barrels per day (bpd) Low High Total Crude Throughput 283,000 301,000 Total Throughput 292,000 310,000 Total Throughput by Refinery: Tyler, TX 74,000 78,000 El Dorado, AR 76,000 80,000 Big Spring, TX 64,000 70,000 Krotz Spring, LA 78,000 82,000

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12 Adjusted EBITDA 2Q 2023 vs 2Q 2022 ($MM) 2Q23 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $201.1 $90.9 $15.0 $(47.6) $462.2 $(262.0) $21.9 $2.5 $34.8 $259.4 2Q22 Refining Logistics Retail Corporate 2Q23

13 2-1-1 Crack Spread Benchmark Update As Previously Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: $19.11 $21.53 $32.47 $15.78 $11.10 $11.11 $8.68 $7.09 KSR Capture Rate(1) 70% 66% 108% 37% 77% 65% 31% 88% Updated Reporting Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: 50% Argus 50% Platts $23.81 $25.63 $36.23 $17.40 $11.75 $11.53 $8.87 $7.63 50/50 KSR Capture Rate(1) 56% 55% 77% 63% 73% 63% 31% 82% Krotz Springs refinery — Starting in Q1 2023, per barrel refining margin are compared to the Gulf Coast 2-1-1 crack spread consisting of (Argus pricing) LLS crude oil, (Argus pricing) U.S. Gulf Coast CBOB gasoline and 50% of (Argus pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel) and 50% of (Platts pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel). The Krotz Springs refinery’s crude oil input is primarily comprised of LLS and WTI Midland. Note: For Q1-Q2 2021, does not include impacts of transfer price change implemented in Q3 2022. For Q1 and Q2 2022, updated reporting includes impacts of transfer price change implemented in Q3 2022. (1) Based on Krotz Springs refining margin per barrel

14 OPEX and G&A Reclassification Adjustments In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses.

15 OPEX per Barrel by Refinery Updated for Reclassification In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses. As Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Tyler $ 3.64 $ 6.93 $ 5.61 $ 4.30 $ 5.83 $ 3.54 $ 3.51 $ 3.59 El Dorado $ 4.72 $ 4.73 $ 4.88 $ 3.78 $ 4.13 $ 1.90 $ 5.14 $ 6.42 Big Spring $ 10.50 $ 7.19 $ 7.06 $ 5.36 $ 3.98 $ 2.97 $ 5.34 $ 6.50 Krotz Springs $ 5.16 $ 5.85 $ 6.05 $ 4.09 $ 3.85 $ 4.02 $ 3.96 $ 9.20 Updated Reporting Q4 2022 Q3 2022 Q2 2022 (1) Q1 2022 Q4 2021 Q3 2021 Q2 2021 (1) Q1 2021 (1) Tyler $3.89 $7.06 $6.20 $4.64 $5.96 $3.66 $3.86 $3.89 El Dorado $4.97 $4.83 $5.07 $4.14 $4.20 $1.99 $5.20 $9.05 Big Spring $11.00 $7.32 $7.58 $6.06 $4.07 $3.09 $5.47 $7.52 Krotz Springs $5.39 $5.97 $6.14 $4.12 $3.93 $4.14 $4.24 $9.49 (1) Updated reporting includes opex to G&A reclassifications as well as change to throughput for per bbl calculations to conform to current period calculations.

16 Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share Three Months Ended June 30, $ per share (unaudited) 2023 2022 Reported diluted loss per share $ (0.13) $ 5.05 Adjusting items, after tax (per share) (1) (2) Net inventory LCM valuation (benefit) loss (0.09) 0.08 Other inventory impact (3) 1.14 (0.59) Business interruption insurance recoveries (3) (0.05) (0.09) Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements (4) 0.08 (0.72) Transaction related expenses — 0.07 Restructuring costs (3) 0.05 — Total adjusting items (1) 1.13 (1.25) Adjusted net income per share $ 1.00 $ 3.80 (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q23 Earnings Release. (4) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

17 Reconciliation of Net (Loss) Income attributable to Delek to Adjusted EBITDA Three Months Ended June 30, Three Months Ended March 31, $ in millions (unaudited) 2023 2022 2023 Reported net (loss) income attributable to Delek $ (8.3) $ 361.8 $ 64.3 Add: Loss on extinguishment of debt — — Income tax expense (benefit) (3.8) 100.4 15.8 Depreciation and amortization 89.4 68.0 83.4 EBITDA attributable to Delek 157.7 573.8 240.0 Adjusting items Net inventory LCM valuation (benefit) loss (7.9) 7.3 (1.7) Other inventory impact (1) 96.5 (55.0) 77.1 Business Interruption insurance recoveries (1) (4.7) (8.6) (5.1) Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (2) 6.7 (68.3) (32.2) Transaction related expenses — 6.2 — Restructuring costs (1) 4.3 — (1.4) Total Adjusting items 101.7 (111.6) 44.6 Adjusted EBITDA $ 259.4 $ 462.2 $ 284.6 (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q23 Earnings Release. (2) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA:

$ in millions (unaudited)	Three Months Ended June 30, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 110.5	$ 90.9	$ 15.0	$ (58.7)	$ 157.7
Adjusting items					
Net inventory LCM valuation (benefit) loss	(7.9)	—	—	—	(7.9)
Other inventory impact [1]	96.5	—	—	—	96.5
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	6.7	—	—	—	6.7
Restructuring costs [1]	—	—	—	4.3	4.3
Business Interruption insurance recoveries [1]	(4.7)	—	—	—	(4.7)
Net income attributable to non-controlling interest	—	—	—	6.8	6.8
Total Adjusting items	90.6	—	—	11.1	101.7
Adjusted Segment EBITDA	$ 201.1	$ 90.9	$ 15.0	$ (47.6)	$ 259.4

$ in millions (unaudited)	Three Months Ended June 30, 2022				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 587.9	$ 62.6	$ 12.5	$ (89.2)	$ 573.8
Net inventory LCM valuation (benefit) loss	7.3	—	—	—	7.3
Other inventory impact [1]	(55.0)	—	—	—	(55.0)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	(68.5)	0.2	—	—	(68.3)
Transaction related expenses	—	6.2	—	—	6.2
Business Interruption insurance recoveries	(8.6)	—	—	—	(8.6)
Net income attributable to non-controlling interest	—	—	—	6.8	6.8
Total Adjusting items	(124.8)	6.4	—	6.8	(111.6)
Adjusted Segment EBITDA	$ 463.1	$ 69.0	$ 12.5	$ (82.4)	$ 462.2

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q23 Earnings Release.

[2] Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

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Delek US

Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA:

$ in millions (unaudited)	Three Months Ended June 30, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 110.5	$ 90.9	$ 15.0	$ (58.7)	$ 157.7
Adjusting items					
Net inventory LCM valuation (benefit) loss	(7.9)	—	—	—	(7.9)
Other inventory impact [(1)]	96.5	—	—	—	96.5
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [(2)]	6.7	—	—	—	6.7
Restructuring costs [(1)]	—	—	—	4.3	4.3
Business Interruption insurance recoveries [(1)]	(4.7)	—	—	—	(4.7)
Net income attributable to non-controlling interest	—	—	—	6.8	6.8
Total Adjusting items	90.6	—	—	11.1	101.7
Adjusted Segment EBITDA	$ 201.1	$ 90.9	$ 15.0	$ (47.6)	$ 259.4

$ in millions (unaudited)	Three Months Ended March 31, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 192.1	$ 91.4	$ 6.4	$ (49.9)	$ 240.0
Adjusting items					
Net inventory LCM valuation (benefit) loss	(1.7)	—	—	—	(1.7)
Other inventory impact [(1)]	77.1	—	—	—	77.1
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements [(2)]	(32.2)	—	—	—	(32.2)
Restructuring costs	—	—	—	(1.4)	(1.4)
Business Interruption insurance recoveries	(5.1)	—	—	—	(5.1)
Net income attributable to non-controlling interest	—	—	—	7.9	7.9
Total Adjusting items	38.1	—	—	6.5	44.6
Adjusted Segment EBITDA	$ 230.2	$ 91.4	$ 6.4	$ (43.4)	$ 284.6

[(1)] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section.

[(2)] Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

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